UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 21, 2009
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Equity LifeStyle Properties, Inc. (NYSE: ELS) announced the tax treatment of its 2008 dividend distributions of $0.80 per common share (CUSIP No. 29472R108) as follows:

			Ordinary
Record	Payable	Distribution	Taxable
Date	Date	Per Share	Dividend
3/28/08	4/11/08	$0.20	$0.20

6/27/08	7/11/08	$0.20	$0.20

9/26/08	10/10/08	$0.20	$0.20

12/26/08	1/09/09	$0.20	$0.20

TOTALS		$0.80	$0.80
     Shareholders are encouraged to consult with their tax advisors as to their specific tax treatment of Equity LifeStyle Properties, Inc. dividends.
     Equity LifeStyle Properties, Inc. owns or has an interest in 309 quality properties in 28 states and British Columbia consisting of 112,076 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: January 22, 2009	By:	/s/ Michael B. Berman
Michael B. Berman
Executive Vice President and Chief Financial Officer